UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 25, 2014
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of organization)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 25, 2014, Ford Motor Credit Company LLC (the “Company”) entered into a Sales Agency Agreement dated April 25, 2014 (the “Sales Agency Agreement”) between the Company and Morgan Stanley & Co. LLC, as Lead Arranger, and the other Agents party thereto (collectively, the “Agents”) pursuant to which the Agents have agreed to act as the Company’s agents in soliciting offers to purchase the Company’s Medium Term Notes Due Nine Months or More from the Date of Issue (the “Notes”). A copy of the Sales Agency Agreement is filed as Exhibit 1 to this Report.

Item 9.01. Financial Statements and Exhibits.
The Sales Agency Agreement filed herewith as Exhibit 1 relates to the Registration Statement on Form S-3ASR (No. 333-180342) of the Registrant and is filed herewith for incorporation by reference in such Registration Statement.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 1	Sales Agency Agreement dated April 25, 2014 between the Company and the Agents.	Filed with this Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY LLC
(Registrant)

Date: April 25, 2014	By:	/s/ David J. Witten
D. J. Witten
Assistant Secretary

EXHIBIT INDEX

Designation	Description	Method of Filing

Exhibit 1	Sales Agency Agreement dated April 25, 2014 between the Company and the Agents.	Filed with this Report